SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                         April 12, 2006 (April 11, 2006)

                    VOYAGER ENTERTAINMENT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

             NEVADA                 0-33151            54-2110681
       -----------------          ------------       ----------------
(State or other jurisdiction of   (Commission      (IRS Employer
        incorporation)             File Number)   Identification No.)

                 4483 WEST RENO AVE, LAS VEGAS, NEVADA 89118
                ---------------------------------------------
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code (702) 221-8070

                                 NOT APPLICABLE
                      ----------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events.


Press release.

Item 9.01.       Financial Statements and Exhibits

       (c)       Exhibit Number        Description

                 99.1                  Press Release Dated April 11
                                       2005









                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VOYAGER ENTERTAINMENT INTERNATIONAL, INC.


April 12, 2006       By:      /S/ Richarld L. Hannigan, Sr.
                                  -------------------------------------
                                  Name: Richard L. Hannigan, Sr.
                                  Title: President & CEO